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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 29, 2005

                                 LSB CORPORATION
             (Exact name of registrant as specified in its charter)

      MASSACHUSETTS              000-32955               04-3557612
     (State or other      (Commission File Number)    (I.R.S. Employer
      jurisdiction                                   Identification No.)
    of incorporation)
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                             30 MASSACHUSETTS AVENUE
                       NORTH ANDOVER, MASSACHUSETTS 01845
                                 (978) 725-7500
  (Address,including zip code, of registrant's principal executive offices and registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

      On July 29, 2005, the registrant announced, in a press release, its quarterly dividend to shareholders for the third quarter 2005. A copy of the press release issued by the registrant is herewith attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)   Exhibits.

99.1  Press Release dated July 29, 2005.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSB CORPORATION


DATED: July 29, 2005


By:     /S/ PAUL A. MILLER
        --------------------------------
        Paul A. Miller
        President and Chief Executive Officer
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                                  EXHIBIT INDEX

                Exhibit No.    Description

                      99.1     Press Release dated July 29, 2005